CUNO to Acquire WTC Industries May 26, 2004 May 26, 2004

This presentation contains statements relating to future events and the predicted performance of CUNO Incorporated, which may constitute forward-looking statements, as defined under the Private Securities Litigation Act. The Company recommends that you review the Company's May 26, 2004 press release and SEC Filings for the specific risks and uncertainties which may cause the actual results to materially differ from those expressed by such forward-looking statements. CUNO undertakes no obligation to release publicly revisions to the forward-looking statements to reflect new events or circumstances. Forward-Looking Statements

Potable Water Market Large addressable market: Residential & Food Service water filtration/treatment $3B+ estimated size Key drivers: Growing concern for water safety Consumer preference for better tasting water New products/new markets emerging - ease of use and high performance Worldwide demand growing - international markets should outpace U.S. Large, growing global market

CUNO Strategy Residential Professional Kitchen & Bath Appliance Manufacturers Mass Merchandisers Multi-level Marketers Food Service General Market Equipment Manufacturers Branded products Branded products OEM arrangements Collaboration w/leading brands Collaboration w/leading brands Branded products for all applications Custom designed, private labeled products Focus on point-of-use water filtration Expanding presence in fastest growing channels Channel/Routes to Market CUNO Approach

Potable Water - Sales Mix OMA Food Service Residential 2003 Sales = $133M OMA largest segment of Potable Water business

Potable Water - OMA Business Sales 1999 2000 2001 2002 2003 2004E OMA fastest growing part of CUNO's Potable Water business - Aftermarket Sales (i.e. replacement cartridges) driving growth $67E $60 $48 $42 $33 $25 Replacement Ctgs. ("Aftermarket") Systems $ Millions

WTC Industries - Overview Background Public company (OTCBB: WTCO) Sole operating subsidiary is PentaPure Established participant in point-of-use water filtration products HQ/Operations in Eagan, MN 220 employees (non-union) Financial Summary: ($ Millions) Strategically attractive acquisition Strengthen Potable Water business Sales % Growth EBITDA * Operating Profit EBITDA/Sales OP/Sales * See Addendum Note: Financials per Confidential Memorandum (adjusted for elimination of discontinued product sales) 2001 2002 2003 1Q '04 TTM $16.8 $22.7 $27.9 $10.5 $33.0 195% 35% 23% 95% 47% $1.8 $4.6 $6.0 $2.5 $7.4 $1.3 $3.9 $4.6 $2.0 $5.8 10. 6% 20.4% 21.5% 7. 6% 17.1% 16.3% 23.5% 19.0% 22.5% 17.6%

WTC Industries - Sales 1999 2000 2001 2002 2003 2004E Growth in WTC's Sales/Mix similar to CUNO's experience Replacement Ctgs. ("Aftermarket") Systems $4 $40+ $28 $23 $17 $6 Sales $ Millions

OMA Sales On Pro-forma basis, including WTC, CUNO's estimated OMA Sales in fiscal 2004 would exceed $100M 2003 Pro-Forma w/WTC 2004 Estimate Food Service 15% OMA 45% Residential 40% OMA 55% Food Service 12% Residential 33%

Broaden OMA customer base Expand product platforms for POU filtration systems Add meaningful existing patents and know-how Augment CUNO technical/sales and marketing capabilities Product design/development Business development/customer support Leverage attractive method of manufacturing carbon- based filter media Position CUNO for emerging growth opportunities in POU filtration business Strategic Fit WTC is an excellent strategic fit with CUNO

Transaction Summary Purchase Price · $100M + approx. $10M in assumed debt - $39.87 per share in cash - Represents 3.3X TTM Sales ($33.0M)/ 14.9X TTM EBITDA ($7.4M) and <2.7X Est. 2004 Sales/<11.5X Est. 2004 EBITDA Transaction Structure · Merger with CUNO subsidiary - Acquire all outstanding shares Cash transaction Financial Impact · EPS neutral in fiscal 2004 (2H '04) · Accretive in first 12 months - Estimate accretion of $0.10 - 0.15 in fiscal 2005 Financing · Existing cash + bank financing - $60M cash @ 4/30/04 - Significant borrowing capacity Closing Conditions · WTC shareholders approval · Regulatory approvals - Hart-Scott-Rodino · Customary closing conditions Timing · Closing expected in 3Q '04 -

Acquisition of WTC Industries will position CUNO as a leading player in point-of-use water filtration business filtration business filtration business filtration business

Addendum

WTC Industries - EBITDA $ Millions 2001 2002 2003 1Q '04 TTM Net Income $1.5 $7.0* $2.8 $1.1 $3.5 Interest Expense $0.4 $0.4 $0.3 $0.0 $0.2 Taxes $0.0 ($3.0)* $1.6 $0.7 $2.0 Depreciation/Amortization $0.5 $0.7 $1.4 $0.5 $1.6 Discontinued Product ($0.6) ($0.5) ($0.1) $0.2 $0.1 EBITDA $1.8 $4.6 $6.0 $2.5 $7.4 EBITDA is an important measurement of cash generated from the earnings process. * Amount includes a $4.5M reversal of a tax valuation allowance pertaining to net operating loss carry-forwards.